UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021 (January 26, 2021)

Goldman Sachs Private Middle Market Credit LLC

(Exact name of registrant as specified in charter)

Delaware	000-55660	81-3233378
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On January 26, 2021, Jonathan Lamm notified Goldman Sachs Private Middle Market Credit LLC (the “Company”) of his intention to resign as Chief Financial Officer and Treasurer of the Company to pursue a new professional opportunity. Effective March 1, 2021, Mr. Lamm will cease serving as the Company’s principal financial officer, Chief Financial Officer and Treasurer. Mr. Lamm’s resignation is not the result of any disagreement with the Company. To assist in an orderly transition, Mr. Lamm will continue to serve in his current role during the transition period.

The Company expects to appoint Joseph DiMaria, age 52, as the Interim Chief Financial Officer and Interim Treasurer of the Company, effective March 1, 2021, subject to approval by the board of directors of the Company. Mr. DiMaria would also succeed Mr. Lamm as the Company’s principal financial officer during his term as Interim Chief Financial Officer. Mr. DiMaria would also be appointed as Interim Chief Financial Officer, Interim Treasurer and principal financial officer of Goldman Sachs BDC, Inc. and Goldman Sachs Private Middle Market Credit II LLC.

Mr. DiMaria serves as a Managing Director of Goldman Sachs Asset Management, L.P., the Company’s investment adviser (the “Investment Adviser”) and has served in a management capacity in the Goldman Sachs Asset Management Division’s Fund Controllers team since 2015. He currently serves as the principal financial officer, treasurer and principal accounting officer of the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund.

Mr. DiMaria has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. DiMaria has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT LLC (Registrant)

Date: January 27, 2021	By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Chief Executive Officer and President